Offerings - Offering: 1	Sep. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	1,000,000,000 7.050% Fixed Rate Resetting Perpetual Subordinated Notes
Amount Registered | shares	1,000,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 1,000,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 138,100
Offering Note
1	Final prospectus supplement